UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: July 31, 2014
Date of reporting period: July 31, 2014

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS NEW YORK VENTURE FUND	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund's website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund's website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Fund's website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS NEW YORK VENTURE FUND	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Fund's website at www.davisfunds.com or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

September 2, 2014

DAVIS NEW YORK VENTURE FUND	Management's Discussion of Fund Performance

Performance Overview

Davis New York Venture Fund's Class A shares delivered a total return on net asset value of 13.92% for the year ended July 31, 2014 ("Period"). Over the same Period, the Standard & Poor's 500® Index ("Index") returned 16.94%. The sectors1 within the Index that turned in the strongest performance over the Period were Information Technology, Materials, and Health Care. The sectors within the Index that turned in the weakest (but still positive) performance over the Period were Consumer Staples, Telecommunication Services, and Utilities.

The Fund's Absolute Performance

Financial companies were the most important contributor2 to the Fund's absolute performance over the Period. Bank of New York Mellon3, American Express, Wells Fargo, and Berkshire Hathaway were among the most important contributors to performance. Loews, Julius Baer, and Progressive were among the most important detractors from performance. The Fund no longer owns Progressive.

Information Technology companies were the second most important contributor to the Fund's absolute performance. Google and ASAC (a limited partnership which holds shares of Activision) were among the most important contributors to performance. SouFun Holdings was among the most important detractors from performance.

Consumer Discretionary companies made minimal contributions to the Fund's absolute performance. Bed Bath & Beyond, Amazon, and Las Vegas Sands were among the most important detractors from performance. The Fund no longer owns Bed Bath & Beyond.

The Fund held one Telecommunication Services company during the Period, America Movil. This sector was the only one that delivered a negative return during the Period. The Fund no longer owns America Movil.

Other important contributors to the Fund's absolute performance included Canadian Natural Resources, CVS Caremark, Air Products & Chemicals, and EOG Resources. Other important detractors from the Fund's absolute performance included Ultra Petroleum, Valeant Pharmaceuticals, and Coca-Cola. The Fund no longer owns Coca-Cola.

The Fund had approximately 15% of its net assets invested in foreign companies at July 31, 2014. As a whole, those companies under-performed the domestic companies held by the Fund.

The Fund's Relative Performance

Consumer Discretionary companies were the most important detractor from the Fund's performance relative to the Index over the Period. The Fund's Consumer Discretionary companies significantly under-performed the corresponding sector within the Index while having roughly the same average weighting.

Health Care companies were the second most important detractor from the Fund's relative performance. The Fund's Health Care companies under-performed the corresponding sector within the Index and had a lower average weighting.

Energy companies were the most important contributor to the Fund's relative performance. The Fund's Energy companies significantly out-performed the corresponding sector within the Index and had a lower average weighting.

Financial companies were the second most important contributor to the Fund's relative performance. The Fund's Financial companies out-performed the corresponding sector within the Index. However, the Fund suffered from having a higher average weighting than the Index.

Davis New York Venture Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis New York Venture Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.
1  The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.
2  A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3  This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS NEW YORK VENTURE FUND	Management's Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis New York Venture Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on July 31, 2004

Average Annual Total Return for periods ended July 31, 2014
Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	13.92%	14.04%	6.99%	11.88%	02/17/69	0.86%	0.86%
Class A - with sales charge	8.51%	12.94%	6.46%	11.76%	02/17/69	0.86%	0.86%
Class B†, **	8.93%	12.78%	6.36%	10.02%	12/01/94	1.79%	1.79%
Class C**	12.03%	13.15%	6.16%	9.38%	12/20/94	1.64%	1.64%
Class R	13.58%	13.68%	6.65%	7.57%	08/20/03	1.16%	1.16%
Class Y	14.23%	14.34%	7.27%	8.72%	10/02/96	0.62%	0.62%
S&P 500® Index***	16.94%	16.79%	8.00%	10.00%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis New York Venture Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge.
***Inception return is from February 17, 1969.

DAVIS NEW YORK VENTURE FUND	Fund Overview
July 31, 2014

Portfolio Composition		Industry Weightings
(% of Fund's 07/31/14 Net Assets)		(% of 07/31/14 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	85.08%	Diversified Financials	24.16%	5.04%
Common Stock (Foreign)	14.76%	Information Technology	14.56%	19.38%
Short-Term Investments	0.44%	Health Care	9.66%	13.50%
Other Assets & Liabilities	(0.28)%	Banks	8.77%	6.01%
	100.00%	Retailing	7.71%	4.06%
		Materials	6.66%	3.51%
		Food & Staples Retailing	5.65%	2.26%
		Energy	4.61%	10.64%
		Capital Goods	3.87%	7.52%
		Insurance	3.83%	2.78%
		Media	2.84%	3.66%
		Food, Beverage & Tobacco	2.30%	5.09%
		Consumer Services	1.94%	1.71%
		Transportation	1.49%	2.02%
		Other	1.17%	10.55%
		Real Estate	0.78%	2.27%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 07/31/14 Net Assets)

Bank of New York Mellon Corp.	Capital Markets	8.22%
Wells Fargo & Co.	Banks	6.87%
Google Inc.*	Software & Services	6.48%
American Express Co.	Consumer Finance	6.11%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	5.13%
UnitedHealth Group Inc.	Health Care Equipment & Services	2.93%
Amazon.com, Inc.	Retailing	2.79%
Costco Wholesale Corp.	Food & Staples Retailing	2.71%
Express Scripts Holding Co.	Health Care Equipment & Services	2.39%
Liberty Global PLC, Series C	Media	2.28%

*Google Inc. holding includes Class A and Class C.

DAVIS NEW YORK VENTURE FUND	Fund Overview – (Continued)
July 31, 2014

New Positions Added (08/01/13-07/31/14)
(Highlighted positions are those greater than 1.50% of the Fund's 07/31/14 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 07/31/14 Net Assets
Amazon.com, Inc.	Retailing	02/07/14	2.79%
ASAC II L.P., Private Placement	Software & Services	10/10/13	1.87%
Experian PLC	Commercial & Professional Services	09/05/13	0.24%
Holcim Ltd.	Materials	04/15/14	–
Lafarge S.A.	Materials	08/28/13	1.79%
Las Vegas Sands Corp.	Consumer Services	01/08/14	1.94%
Moody's Corp.	Diversified Financial Services	04/16/14	0.57%
Priceline Group Inc.	Retailing	08/01/13	1.25%
Qihoo 360 Technology Co. Ltd.,
Class A, ADR	Software & Services	12/18/13	0.56%
Quest Diagnostics Inc.	Health Care Equipment & Services	05/06/14	0.97%
SouFun Holdings Ltd., Class A, ADR	Software & Services	03/10/14	0.41%
Twitter, Inc.	Software & Services	11/07/13	0.16%
Ultra Petroleum Corp.	Energy	06/04/14	0.95%
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	03/07/14	1.04%
Wesco Aircraft Holdings, Inc.	Transportation	08/08/13	0.13%

Positions Closed (08/01/13-07/31/14)
(Gains and losses greater than $100,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
America Movil S.A.B. de C.V.,
Series L, ADR	Telecommunication Services	09/13/13	$(9,228,305)
Ameriprise Financial, Inc.	Capital Markets	01/30/14	108,589,120
Bed Bath & Beyond Inc.	Retailing	06/18/14	337,779,741
Brookfield Property Partners L.P.	Real Estate	03/14/14	(561,124)
China Merchants Holdings
International Co., Ltd.	Transportation	07/02/14	79,204,412
Coca-Cola Co.	Food, Beverage & Tobacco	02/10/14	82,683,214
Emerald Plantation Holdings Ltd.	Materials	07/08/14	(1,204,118)
Emerald Plantation Holdings Ltd., Sr. Notes,
6.00%/8.00%, 01/30/20	Materials	07/01/14	1,023,700
Emerson Electric Co.	Capital Goods	09/09/13	19,384,590
Goldman Sachs Group, Inc.	Capital Markets	04/16/14	8,258,210
Grupo Televisa S.A.B., ADR	Media	11/25/13	11,496,393
Holcim Ltd.	Materials	07/03/14	1,766,930
Intel Corp.	Semiconductors & Semiconductor
	Equipment	09/24/13	949,263
International Business Machines Corp.	Software & Services	09/09/13	(804,712)
Iron Mountain Inc.	Commercial & Professional Services	02/11/14	30,359,976
Potash Corp. of Saskatchewan Inc.	Materials	09/10/13	(356,534)
Progressive Corp.	Property & Casualty Insurance	05/21/14	256,435,590
Transocean Ltd.	Energy	09/06/13	29,904,596

DAVIS NEW YORK VENTURE FUND	Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended July 31, 2014.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS NEW YORK VENTURE FUND	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/14)	(07/31/14)	(02/01/14-07/31/14)

Class A (annualized expense ratio 0.86%**)
Actual	$1,000.00	$1,075.38	$4.43
Hypothetical	$1,000.00	$1,020.53	$4.31
Class B (annualized expense ratio 1.79%**)
Actual	$1,000.00	$1,070.71	$9.19
Hypothetical	$1,000.00	$1,015.92	$8.95
Class C (annualized expense ratio 1.64%**)
Actual	$1,000.00	$1,071.45	$8.42
Hypothetical	$1,000.00	$1,016.66	$8.20
Class R (annualized expense ratio 1.16%**)
Actual	$1,000.00	$1,073.87	$5.96
Hypothetical	$1,000.00	$1,019.04	$5.81
Class Y (annualized expense ratio 0.63%**)
Actual	$1,000.00	$1,076.91	$3.24
Hypothetical	$1,000.00	$1,021.67	$3.16

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
July 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (99.84%)
CONSUMER DISCRETIONARY – (13.40%)
Automobiles & Components – (0.36%)
Harley-Davidson, Inc.	1,161,356	$71,795,028
Consumer Durables & Apparel – (0.57%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	637,500	60,493,787
Hunter Douglas N.V. (Netherlands)	1,183,216	53,236,242
		113,730,029
Consumer Services – (1.94%)
Las Vegas Sands Corp.	5,232,500	386,420,125
Media – (2.83%)
Liberty Global PLC, Series C *	11,378,200	454,957,327
Walt Disney Co.	1,282,440	110,135,947
		565,093,274
Retailing – (7.70%)
Amazon.com, Inc. *	1,778,900	556,786,805
CarMax, Inc. *	7,843,842	382,857,928
Liberty Interactive Corp., Series A *	6,165,360	172,907,521
Liberty Ventures, Series A *	829,292	57,353,835
Netflix Inc. *	273,500	115,612,553
Priceline Group Inc. *	200,050	248,609,137
		1,534,127,779
	TOTAL CONSUMER DISCRETIONARY	2,671,166,235
CONSUMER STAPLES – (7.93%)
Food & Staples Retailing – (5.64%)
Costco Wholesale Corp.	4,593,141	539,900,759
CVS Caremark Corp.	4,997,389	381,600,624
Sysco Corp.	5,649,000	201,612,810
		1,123,114,193
Food, Beverage & Tobacco – (2.29%)
Diageo PLC (United Kingdom)	5,089,552	152,851,075
Heineken Holding N.V. (Netherlands)	2,587,308	164,728,445
Nestle S.A. (Switzerland)	601,825	44,559,125
Philip Morris International Inc.	1,161,967	95,292,914
		457,431,559
	TOTAL CONSUMER STAPLES	1,580,545,752
ENERGY – (4.61%)
Canadian Natural Resources Ltd. (Canada)	9,838,690	428,966,884
EOG Resources, Inc.	2,208,732	241,723,630
Occidental Petroleum Corp.	65,752	6,424,628
Schlumberger Ltd.	482,730	52,323,105
Ultra Petroleum Corp. *(a)	8,218,580	188,369,853
	TOTAL ENERGY	917,808,100
FINANCIALS – (37.47%)
Banks – (8.76%)
JPMorgan Chase & Co.	6,505,293	375,160,247
Wells Fargo & Co.	26,907,534	1,369,593,481
		1,744,753,728

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (24.12%)
Capital Markets – (11.20%)
Bank of New York Mellon Corp.	41,968,125	$1,638,435,600
Brookfield Asset Management Inc., Class A (Canada)	2,557,420	114,188,803
Charles Schwab Corp.	10,828,000	300,477,000
Julius Baer Group Ltd. (Switzerland)	4,235,841	179,693,329
		2,232,794,732
Consumer Finance – (6.11%)
American Express Co.	13,838,274	1,217,768,112
Diversified Financial Services – (6.81%)
Berkshire Hathaway Inc., Class A *	5,433	1,022,077,692
Moody's Corp.	1,313,000	114,231,000
Visa Inc., Class A	1,041,750	219,819,668
		1,356,128,360
		4,806,691,204
Insurance – (3.82%)
Multi-line Insurance – (1.92%)
Fairfax Financial Holdings Ltd. (Canada)	234,094	109,942,247
Fairfax Financial Holdings Ltd., 144A (Canada)(b)	92,877	43,727,618
Loews Corp.	5,410,411	227,940,615
		381,610,480
Property & Casualty Insurance – (1.23%)
ACE Ltd.	1,907,900	190,980,790
Markel Corp. *	86,114	54,433,520
		245,414,310
Reinsurance – (0.67%)
Alleghany Corp. *	92,508	38,284,436
Everest Re Group, Ltd.	615,500	95,962,605
		134,247,041
		761,271,831
Real Estate – (0.77%)
Hang Lung Group Ltd. (Hong Kong)	28,812,720	154,516,717
	TOTAL FINANCIALS	7,467,233,480
HEALTH CARE – (9.65%)
Health Care Equipment & Services – (8.13%)
Express Scripts Holding Co. *	6,833,408	475,981,034
Laboratory Corp. of America Holdings *	3,535,370	366,582,516
Quest Diagnostics Inc.	3,171,320	193,767,652
UnitedHealth Group Inc.	7,191,100	582,838,655
		1,619,169,857
Pharmaceuticals, Biotechnology & Life Sciences – (1.52%)
Agilent Technologies, Inc.	1,716,090	96,255,488
Valeant Pharmaceuticals International, Inc. (Canada)*	1,763,700	207,040,743
		303,296,231
	TOTAL HEALTH CARE	1,922,466,088
INDUSTRIALS – (5.59%)
Capital Goods – (3.86%)
OCI N.V. (Netherlands)*	6,827,624	260,890,310

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2014

	Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Capital Goods – (Continued)
PACCAR Inc.	4,870,000	$303,279,250
Schneider Electric SE (France)	1,157,000	98,063,279
Textron Inc.	2,946,750	107,173,297
		769,406,136
Commercial & Professional Services – (0.24%)
Experian PLC (United Kingdom)	2,785,056	47,654,300
Transportation – (1.49%)
Kuehne & Nagel International AG (Switzerland)	2,030,309	270,757,506
Wesco Aircraft Holdings, Inc. *	1,340,990	25,411,761
		296,169,267
	TOTAL INDUSTRIALS	1,113,229,703
INFORMATION TECHNOLOGY – (14.54%)
Semiconductors & Semiconductor Equipment – (1.36%)
Texas Instruments Inc.	5,885,405	272,229,408
Software & Services – (12.69%)
Activision Blizzard, Inc.	8,308,133	185,894,476
ASAC II L.P., Private Placement *(c)	247,000,000	371,759,700
Google Inc., Class A *	1,121,715	650,235,751
Google Inc., Class C *	1,121,715	641,480,766
Microsoft Corp.	5,541,261	239,216,237
Oracle Corp.	5,321,700	214,943,463
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	1,226,730	111,816,440
SouFun Holdings Ltd., Class A, ADR (China)	7,115,000	81,609,050
Twitter, Inc. *	684,730	30,942,949
		2,527,898,832
Technology Hardware & Equipment – (0.49%)
Hewlett-Packard Co.	2,726,179	97,079,234
	TOTAL INFORMATION TECHNOLOGY	2,897,207,474
MATERIALS – (6.65%)
Air Products and Chemicals, Inc.	2,347,220	309,715,679
Ecolab Inc.	2,747,000	298,131,910
Lafarge S.A. (France)	4,577,000	356,244,976
Martin Marietta Materials, Inc.	466,047	57,897,019
Monsanto Co.	1,013,466	114,612,870
Praxair, Inc.	1,465,820	187,830,175
	TOTAL MATERIALS	1,324,432,629
TOTAL COMMON STOCK – (Identified cost $11,255,502,852)		19,894,089,461
SHORT-TERM INVESTMENTS – (0.44%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.09%, 08/01/14, dated 07/31/14, repurchase value of $34,539,086 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-4.375%, 08/07/14-01/14/16, total market value $35,229,780)	$34,539,000	34,539,000

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2014

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.10%, 08/01/14, dated 07/31/14, repurchase value of $35,644,099 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.49%-10.50%, 03/20/16-07/20/44, total market value $36,356,880)	$35,644,000	$35,644,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.12%, 08/01/14, dated 07/31/14, repurchase value of $17,822,059 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.731%-5.50%, 01/01/20-07/01/44, total market value $18,178,440)	17,822,000	17,822,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $88,005,000)		88,005,000
Total Investments – (100.28%) – (Identified cost $11,343,507,852) – (d)		19,982,094,461
Liabilities Less Other Assets – (0.28%)		(56,434,553)
	Net Assets – (100.00%)	$19,925,659,908

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)
Affiliated Company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2014. The aggregate fair value of the securities of affiliated companies held by the Fund as of July 31, 2014, amounts to $188,369,853. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares July 31, 2013	Gross Additions	Gross Reductions	Shares July 31, 2014	Dividend Income
Laboratory Corp. of America Holdings(1)	3,469,140	1,290,230	1,224,000	3,535,370	$–

Ultra Petroleum Corp.	–	8,218,580	–	8,218,580	–
(1)	Not an affiliate as of July 31, 2014.

(b)
This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $43,727,618 or 0.22% of the Fund's net assets as of July 31, 2014.

(c)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(d)	Aggregate cost for federal income tax purposes is $11,342,590,156. At July 31, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$8,808,207,204
	Unrealized depreciation	(168,702,899)
	Net unrealized appreciation	$8,639,504,305

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities
At July 31, 2014

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments):
Unaffiliated companies	$19,793,724,608
Affiliated companies	188,369,853
Cash	1,550,229
Cash - foreign currencies**	580,583
Receivables:
Capital stock sold	14,084,212
Dividends and interest	23,528,422
Investment securities sold	43,647,752
Prepaid expenses	83,551
Total assets	20,065,569,210
LIABILITIES:
Payables:
Capital stock redeemed	38,036,657
Investment securities purchased	82,394,473
Accrued distribution and service plan fees	5,742,194
Accrued investment advisory fee	9,004,611
Other accrued expenses	4,731,367
Total liabilities	139,909,302
NET ASSETS	$19,925,659,908
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$25,452,853
Additional paid-in capital	10,565,779,998
Undistributed net investment income	18,101,725
Accumulated net realized gains from investments	677,551,433
Net unrealized appreciation on investments and foreign currency transactions	8,638,773,899
Net Assets	$19,925,659,908

*Including:
Cost of unaffiliated companies	$11,119,158,420
Cost of affiliated companies	224,349,432

**Cost of cash - foreign currencies	579,963

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities – (Continued)
At July 31, 2014

CLASS A SHARES:
Net assets	$11,080,465,500
Shares outstanding	281,562,920
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$39.35
Maximum offering price per share (100/95.25 of $39.35)†	$41.31

CLASS B SHARES:
Net assets	$130,751,886
Shares outstanding	3,540,053
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$36.94

CLASS C SHARES:
Net assets	$3,275,229,471
Shares outstanding	87,470,827
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$37.44

CLASS R SHARES:
Net assets	$307,839,654
Shares outstanding	7,802,473
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$39.45

CLASS Y SHARES:
Net assets	$5,131,373,397
Shares outstanding	128,680,789
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$39.88

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Operations
For the year ended July 31, 2014

INVESTMENT INCOME:
Income:
Dividends*		$284,058,758
Interest		1,075,749
Net securities lending fees		1,972,870
Total income		287,107,377

Expenses:
Investment advisory fees (Note 3)	$102,604,909
Custodian fees	2,522,401
Transfer agent fees:
Class A	11,378,045
Class B	450,298
Class C	3,659,096
Class R	421,689
Class Y	4,972,615
Audit fees	99,000
Legal fees	55,272
Accounting fees (Note 3)	450,000
Reports to shareholders	1,381,822
Directors' fees and expenses	492,958
Registration and filing fees	289,367
Miscellaneous	455,201
Payments under distribution plan (Note 3):
Class A	25,720,863
Class B	1,696,230
Class C	32,899,205
Class R	1,613,968
Total expenses		191,162,939
Net investment income		95,944,438

REALIZED & UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
Investment transactions:
Unaffiliated companies		2,854,499,462
Affiliated companies		2,897,593
Foreign currency transactions		465,162
Net realized gain		2,857,862,217
Net decrease in unrealized appreciation		(302,535,832)
Net realized and unrealized gain on investments and foreign currency transactions		2,555,326,385
Net increase in net assets resulting from operations		$2,651,270,823

*Net of foreign taxes withheld as follows		$6,751,508

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2014	2013

OPERATIONS:
Net investment income	$95,944,438	$216,733,886
Net realized gain from investments and foreign currency transactions	2,857,862,217	2,214,521,346
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(302,535,832)	2,503,814,789
Net increase in net assets resulting from operations	2,651,270,823	4,935,070,021

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(54,531,175)	(181,184,178)
Class B	–	(1,013,994)
Class C	–	(15,680,023)
Class R	(650,722)	(3,892,873)
Class Y	(37,377,766)	(103,846,503)
Realized gains from investment transactions:
Class A	(1,360,036,528)	(1,214,833,820)
Class B	(19,403,137)	(25,871,029)
Class C	(415,913,765)	(344,749,456)
Class R	(37,854,971)	(36,050,857)
Class Y	(627,247,743)	(558,493,194)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(285,335,766)	(2,090,351,330)
Class B	(76,332,422)	(115,564,388)
Class C	98,807,331	(152,021,494)
Class R	(29,771,676)	(171,464,724)
Class Y	(110,655,027)	(1,133,953,313)
Total decrease in net assets	(305,032,544)	(1,213,901,155)

NET ASSETS:
Beginning of year	20,230,692,452	21,444,593,607
End of year*	$19,925,659,908	$20,230,692,452

*Including undistributed net investment income of	$18,101,725	$15,234,023

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements
July 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund offers shares in five classes, Class A, Class B, Class C, Class R, and Class Y. Class A shares are sold with a front-end sales charge and Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class B shares automatically convert to Class A shares after 7 years. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class R shares generally are available only to retirement and benefit plans. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Fund's investment adviser, identifies as a significant event occurring before the Fund's assets are valued, but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund's Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Fund's Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation standardized methodologies used by the Fund for equity securities include, but are not limited to, pricing partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership's interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund's valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following is a summary of the inputs used as of July 31, 2014 in valuing the Fund's investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Equity securities:
Consumer Discretionary	$2,557,436,206	$113,730,029	$–	$2,671,166,235
Consumer Staples	1,218,407,107	362,138,645	–	1,580,545,752
Energy	917,808,100	–	–	917,808,100
Financials	7,133,023,434	334,210,046	–	7,467,233,480
Health Care	1,922,466,088	–	–	1,922,466,088
Industrials	435,864,308	677,365,395	–	1,113,229,703
Information Technology	2,525,447,774	–	371,759,700	2,897,207,474
Materials	968,187,653	356,244,976	–	1,324,432,629
Short-term securities	–	88,005,000	–	88,005,000
Total Investments	$17,678,640,670	$1,931,694,091	$371,759,700	$19,982,094,461

Level 1 to Level 2 Transfers**:
Consumer Discretionary		$113,730,029
Consumer Staples		362,138,645
Financials		334,210,046
Industrials		629,711,095
Total		$1,439,789,815

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

**Application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended July 31, 2014.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended July 31, 2014:

Investment Securities:
Beginning balance	$–
Cost of purchases	247,000,000
Increase in unrealized appreciation	124,759,700
Ending balance	$371,759,700

Increase in unrealized appreciation during the period on Level 3 securities still held at July 31, 2014 and included in the change in net assets for the period	$124,759,700

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases may include securities received through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Fair Value at	Valuation	Unobservable
Investments at Value	July 31, 2014	Technique	Input	Amount
Equity securities	$371,759,700	Liquidation proceeds/Waterfall methodology based on underlying investment value, then applying liquidity discount	Discount rate	12.15%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund's investment. An increase in the discount rate would result in a decrease in the fair value of the investment.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of July 31, 2014, no provision for income tax is required in the Fund's financial statements related to these tax positions. The Fund's federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, partnership income, equalization accounting for tax purposes, and commission repayments. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2014, amounts have been reclassified to reflect a decrease in undistributed net investment income of $517,073, a decrease in accumulated net realized gains from investments and foreign currency transactions of $140,172,947, and an increase in additional paid-in capital of $140,690,020. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2014 and 2013 was as follows:

	2014	2013
Ordinary income	$140,071,530	$384,363,163
Long-term capital gain	2,412,944,277	2,101,252,764
Total	$2,553,015,807	$2,485,615,927

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$20,738,189
Undistributed long-term capital gain	674,412,411
Net unrealized appreciation on investments	8,639,691,596
Total	$9,334,842,196

Indemnification - Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2014

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2014 were $3,913,814,294 and $6,470,036,394, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets on the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, 0.455% on the next $8 billion, 0.44% on the next $7 billion, 0.425% on the next $8 billion, 0.41% on the next $7 billion, and 0.395% of the average net assets in excess of $55 billion. Advisory fees paid during the year ended July 31, 2014 approximated 0.50% of the average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2014 amounted to $1,082,468. State Street Bank and Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2014 amounted to $450,000.

Distribution Plan Fees - The Fund has adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, Class C, and Class R shares. Under the 12b-1 Plans, the Fund reimburses Davis Distributors, LLC ("Distributor"), the Fund's Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. The Fund pays the Distributor 12b-1 fees on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. ("FINRA"), which currently is 1.00%. The Fund pays the 12b-1 fees on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold. Payments under the Class R Distribution Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the FINRA (1.00%). The effective rate of the Class R Distribution Plan is currently 0.50%, of which 0.25% may be used to pay distribution fees and 0.25% may be used to pay service fees.

	Year ended July 31, 2014
	Class A	Class B	Class C	Class R
Distribution fees	$–	$1,276,588	$24,674,404	$806,984
Service fees	25,720,863	419,642	8,224,801	806,984

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

Class B and Class C shares of the Fund are sold at net asset value and are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2014

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (CONTINUED)

Sales Charges - (Continued)

The Distributor received commissions earned on sales of Class A shares of the Fund, of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class B and Class C shares of the Fund are re-allowed to qualified selling dealers.

Year ended July 31, 2014
Class A Commissions		Commission advances by the Distributor on the sale of		CDSCs received by the Distributor from
Retained	Re-allowed to
by Distributor	investment dealers	Class B	Class C	Class B	Class C
$542,225	$3,008,236	$289,214	$1,427,240	$164,833	$70,375

NOTE 4 - CAPITAL STOCK

At July 31, 2014, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 2.225 billion shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

	Year ended July 31, 2014
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)

Shares: Class A	16,026,861	32,267,370	(55,079,674)	(6,785,443)
Class B	238,670	483,589	(2,694,907)	(1,972,648)
Class C	4,293,075	10,259,696	(11,867,582)	2,685,189
Class R	1,183,925	949,803	(2,854,941)	(721,213)
Class Y	27,349,220	15,469,905	(45,483,849)	(2,664,724)
Value: Class A	$653,960,016	$1,303,910,421	$(2,243,206,203)	$(285,335,766)
Class B	9,208,490	18,404,386	(103,945,298)	(76,332,422)
Class C	167,248,740	395,364,430	(463,805,839)	98,807,331
Class R	48,218,942	38,484,160	(116,474,778)	(29,771,676)
Class Y	1,124,775,588	633,020,343	(1,868,450,958)	(110,655,027)

	Year ended July 31, 2013
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares: Class A	21,227,291	35,151,227	(112,471,534)	(56,093,016)
Class B	364,655	732,404	(4,329,796)	(3,232,737)
Class C	3,804,949	9,673,840	(17,695,703)	(4,216,914)
Class R	1,416,442	1,089,436	(7,221,729)	(4,715,851)
Class Y	25,858,596	17,027,140	(72,785,116)	(29,899,380)
Value: Class A	$793,700,971	$1,284,761,220	$(4,168,813,521)	$(2,090,351,330)
Class B	12,992,373	25,458,633	(154,015,394)	(115,564,388)
Class C	138,009,795	340,749,017	(630,780,306)	(152,021,494)
Class R	53,093,444	39,897,159	(264,455,327)	(171,464,724)
Class Y	977,568,012	628,009,978	(2,739,531,303)	(1,133,953,313)

NOTE 5 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Fund had no borrowings during the year ended July 31, 2014.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2014

NOTE 6 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2014, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $371,759,700 or 1.87% of the Fund's net assets as of July 31, 2014. Information regarding restricted securities is as follows:

Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of July 31, 2014
ASAC II L.P., Private Placement	10/10/13	247,000,000	$1.00	$1.5051

DAVIS NEW YORK VENTURE FUND	Federal Income Tax Information (Unaudited)

In early 2015, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2014. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2014 with their 2014 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2014, the Fund designated long-term capital gain distributions in the amount of $2,553,634,296. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $2,412,944,277.

During the fiscal year 2014, $140,071,530 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $140,071,530 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2014, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $140,071,530 or 100% as qualified dividend income.

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended July 31, 2014	$39.18	$0.22	$5.22	$5.44
Year ended July 31, 2013	$34.89	$0.43	$8.76	$9.19
Year ended July 31, 2012	$34.57	$0.30	$0.22	$0.52
Year ended July 31, 2011	$30.22	$0.32	$4.41	$4.73
Year ended July 31, 2010	$26.99	$0.20	$3.24	$3.44
Davis New York Venture Fund Class B:
Year ended July 31, 2014	$37.21	$(0.15)	$4.95	$4.80
Year ended July 31, 2013	$33.22	$0.08	$8.34	$8.42
Year ended July 31, 2012	$33.01	$(0.01)	$0.22	$0.21
Year ended July 31, 2011	$28.88	$0.01	$4.23	$4.24
Year ended July 31, 2010	$25.84	$(0.06)	$3.10	$3.04
Davis New York Venture Fund Class C:
Year ended July 31, 2014	$37.61	$(0.09)	$4.99	$4.90
Year ended July 31, 2013	$33.53	$0.12	$8.44	$8.56
Year ended July 31, 2012	$33.28	$0.03	$0.22	$0.25
Year ended July 31, 2011	$29.12	$0.05	$4.25	$4.30
Year ended July 31, 2010	$26.03	$(0.03)	$3.12	$3.09
Davis New York Venture Fund Class R:
Year ended July 31, 2014	$39.28	$0.10	$5.23	$5.33
Year ended July 31, 2013	$34.91	$0.30	$8.80	$9.10
Year ended July 31, 2012	$34.57	$0.20	$0.22	$0.42
Year ended July 31, 2011	$30.23	$0.20	$4.42	$4.62
Year ended July 31, 2010	$27.00	$0.10	$3.24	$3.34
Davis New York Venture Fund Class Y:
Year ended July 31, 2014	$39.63	$0.32	$5.30	$5.62
Year ended July 31, 2013	$35.29	$0.52	$8.87	$9.39
Year ended July 31, 2012	$34.98	$0.39	$0.21	$0.60
Year ended July 31, 2011	$30.56	$0.41	$4.47	$4.88
Year ended July 31, 2010	$27.29	$0.29	$3.27	$3.56

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[c]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.20)	$(5.07)	$–	$(5.27)	$39.35	13.92%	$11,080	0.86%	0.86%	0.55%	20%
$(0.61)	$(4.29)	$–	$(4.90)	$39.18	27.84%	$11,297	0.88%	0.88%	1.14%	7%
$(0.20)	$–	$–	$(0.20)	$34.89	1.54%	$12,016	0.90%	0.90%	0.89%	11%
$(0.38)	$–	$–	$(0.38)	$34.57	15.70%	$17,369	0.89%	0.89%	0.93%	8%
$(0.21)	$–	$–	$(0.21)	$30.22	12.74%	$18,608	0.89%	0.89%	0.67%	13%

$–	$(5.07)	$–	$(5.07)	$36.94	12.90%	$131	1.79%	1.79%	(0.38)%	20%
$(0.14)	$(4.29)	$–	$(4.43)	$37.21	26.64%	$205	1.81%	1.81%	0.21%	7%
$–	$–	$–	$–	$33.22	0.64%	$290	1.82%	1.82%	(0.03)%	11%
$(0.11)	$–	$–	$(0.11)	$33.01	14.68%	$484	1.79%	1.79%	0.03%	8%
$–	$–	$–	$–	$28.88	11.77%	$661	1.77%	1.77%	(0.21)%	13%

$–	$(5.07)	$–	$(5.07)	$37.44	13.03%	$3,275	1.64%	1.64%	(0.23)%	20%
$(0.19)	$(4.29)	$–	$(4.48)	$37.61	26.85%	$3,188	1.67%	1.67%	0.35%	7%
$–	$–	$–	$–	$33.53	0.75%	$2,985	1.68%	1.68%	0.11%	11%
$(0.14)	$–	$–	$(0.14)	$33.28	14.78%	$3,731	1.67%	1.67%	0.15%	8%
$–[e]	$–	$–	$–[e]	$29.12	11.88%	$4,062	1.67%	1.67%	(0.11)%	13%

$(0.09)	$(5.07)	$–	$(5.16)	$39.45	13.58%	$308	1.16%	1.16%	0.25%	20%
$(0.44)	$(4.29)	$–	$(4.73)	$39.28	27.45%	$335	1.18%	1.18%	0.84%	7%
$(0.08)	$–	$–	$(0.08)	$34.91	1.24%	$462	1.20%	1.20%	0.59%	11%
$(0.28)	$–	$–	$(0.28)	$34.57	15.33%	$737	1.22%	1.22%	0.60%	8%
$(0.11)	$–	$–	$(0.11)	$30.23	12.35%	$827	1.23%	1.23%	0.33%	13%

$(0.30)	$(5.07)	$–	$(5.37)	$39.88	14.23%	$5,131	0.62%	0.62%	0.79%	20%
$(0.76)	$(4.29)	$–	$(5.05)	$39.63	28.14%	$5,206	0.64%	0.64%	1.38%	7%
$(0.29)	$–	$–	$(0.29)	$35.29	1.79%	$5,691	0.64%	0.64%	1.15%	11%
$(0.46)	$–	$–	$(0.46)	$34.98	16.05%	$7,420	0.62%	0.62%	1.20%	8%
$(0.29)	$–	$–	$(0.29)	$30.56	13.04%	$6,949	0.63%	0.63%	0.93%	13%

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[e]	Less than $0.005 per share.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 19, 2014

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review. The Independent Directors were provided with responsive background material (including recent investment performance data), and their counsel provided guidance, prior to a separate contract review meeting held in March 2014 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them.  Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis New York Venture Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors' recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors (and its affiliates) and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds' shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors are also important in assessing whether Davis Funds' shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data may be informative, the judgment of the Independent Directors must take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors': (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over the long term; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules and review of breakpoints, if applicable.

The Independent Directors reviewed the management fee schedule for the Fund, profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund's net assets increase, and whether the fee schedule reflected those potential economies of scale. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense.

The Independent Directors noted that Davis New York Venture Fund's Class A shares had out-performed its benchmark, the Standard & Poor's 500® Index, over the one-year time period, but under-performed over the three-, five-, and ten-year time periods, all ended February 28, 2014. Lipper (an independent service provider) presented a report to the Independent Directors which compared the Fund to all retail and institutional large-cap core funds ("Performance Universe") as well as the relevant Lipper Index. The report indicated that the Fund out-performed the performance universe over the one- and two-year time periods, but under-performed over the three-, four-, five- and ten-year time periods, all ended December 31, 2013. For the same period, the report showed that against the Lipper Index the Fund out-performed over the one-year time period, performed in line over the two- and ten-year time periods, and under-performed over the three-, four-, and five-year time periods, all ended December 31, 2013. The Fund's Class A shares out-performed the Standard & Poor's 500® Index in 29 of the 40 rolling five-year time frames and the performance universe in 32 of the 40 rolling five-year time frames ended December 31 for each year from 1974 through 2013. The Fund out-performed the Standard & Poor's 500® Index in 33 of the 35 rolling ten-year time frames and the performance universe in 32 of the 35 rolling ten-year time frames ended December 31 for each year from 1979 through 2013.

The Independent Directors considered Davis New York Venture Fund's Class A shares management fee and total expense ratio. The management fee and total expense ratio were reasonable and below the median of its peer group as determined by Lipper.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis New York Venture Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis New York Venture Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS NEW YORK VENTURE FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

DAVIS NEW YORK VENTURE FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago (public transportation system).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corp. (diversified financial holding company).	13	Director, Graham Holdings Company (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	Director, exp Global Inc. (engineering).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine
Manufacturing Company (heat
transfer technology); Director,
Chicago Bridge & Iron
Company, N.V. (industrial
construction and engineering);
Director, Fifth Third Bancorp (diversified financial services).

DAVIS NEW YORK VENTURE FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	15	Director, Selected Funds (consisting of two portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	15	Director, Selected Funds (consisting of two portfolios) since 1998; Director, Graham Holdings Company (publishing company).

*Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS NEW YORK VENTURE FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis New York Venture Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Fund's website at www.davisfunds.com. Quarterly Fact Sheets are available on the Fund's website at www.davisfunds.com.

DAVIS RESEARCH FUND	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Davis Research Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC's website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC's website at www.sec.gov.

Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-279-0279 and on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS RESEARCH FUND	Management's Discussion of Fund Performance

Performance Overview

Davis Research Fund's Class A shares delivered a total return on net asset value of 15.62% for the year ended July 31, 2014 ("Period"). Over the same Period, the Standard & Poor's 500® Index ("Index") returned 16.94%. The sectors1 within the Index that turned in the strongest performance over the Period were Information Technology, Materials, and Health Care. The sectors within the Index that turned in the weakest (but still positive) performance over the Period were Consumer Staples, Telecommunication Services, and Utilities.

The Fund's Absolute Performance

Information Technology companies were the most important contributor2 to the Fund's absolute performance over the Period. Microsoft3, Oracle, Hewlett-Packard, MasterCard, Texas Instruments, and Intel were among the most important contributors to performance. Altera was among the most important detractors from performance. The Fund no longer owns Altera.

Consumer Discretionary companies were the second most important contributor to the Fund's absolute performance. Las Vegas Sands was the most important contributor to the Fund's performance. Twenty-First Century Fox and Amazon.com were among the most important detractors from performance.

Other important contributors to the Fund's absolute performance included Air Products and Chemicals. Other important detractors from the Fund's absolute performance included Loews, Experian, Transocean, Phillip Morris International, Baxter International, and Progressive. The Fund no longer owns Phillip Morris International or Baxter International.

The Fund had approximately 19% of its net assets invested in foreign companies at July 31, 2014. As a whole, those companies under-performed the domestic companies held by the Fund.

The Fund's Relative Performance

Health Care companies were an important detractor from the Fund's performance relative to the Index over the Period. The Fund's Health Care companies under-performed the corresponding sector within the Index and had a lower relative average weighting.

Industrial companies were another important detractor from the Fund's relative performance. The Fund's Industrial companies under-performed the corresponding sector within the Index and had a lower relative average weighting.

Consumer Discretionary companies were the most important contributor to the Fund's relative performance. The Fund's Consumer Discretionary companies out-performed the corresponding sector within the Index and had a higher average weighting.

Telecommunication Service companies were the second most important contributor to the Fund's relative performance. The Fund's Telecommunication Service companies out-performed the corresponding sector within the Index and had a lower average weighting.

Davis Research Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Research Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, focused portfolio risk, headline risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Class A shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents. Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction. Currently, only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.

1   The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2   A company's or sector's contribution to or detraction from the Fund's performance is a product of both its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3   This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

2

DAVIS RESEARCH FUND	Management's Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Research Fund Class A versus the
Standard & Poor's 500® Index for an investment made on July 31, 2004

Average Annual Total Return for periods ended July 31, 2014

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund's Inception (10/31/01)	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	15.62%	13.87%	7.63%	6.93%	0.70%	0.70%
Class A - with sales charge	10.13%	12.77%	7.10%	6.52%	0.70%	0.70%
S&P 500® Index	16.94%	16.79%	8.00%	6.93%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Davis Research Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

3

DAVIS RESEARCH FUND	Fund Overview
July 31, 2014

Portfolio Composition		Industry Weightings
(% of Fund's 07/31/14 Net Assets)		(% of 07/31/14 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	76.71%	Information Technology	23.63%	19.38%
Common Stock (Foreign)	18.54%	Health Care	11.37%	13.50%
Short-Term Investments	4.74%	Diversified Financials	7.97%	5.04%
Other Assets & Liabilities	0.01%	Materials	7.88%	3.51%
	100.00%	Insurance	7.64%	2.78%
		Retailing	5.85%	4.06%
		Media	5.82%	3.66%
		Commercial & Professional Services	4.73%	0.68%
		Capital Goods	4.65%	7.52%
		Banks	3.91%	6.01%
		Consumer Services	3.85%	1.71%
		Energy	3.69%	10.64%
		Household & Personal Products	2.71%	1.98%
		Food, Beverage & Tobacco	2.58%	5.09%
		Food & Staples Retailing	2.25%	2.26%
		Other	1.47%	12.18%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 07/31/14 Net Assets)

Las Vegas Sands Corp.	Consumer Services	3.67%
Liberty Global PLC, Series C	Media	3.43%
SAP SE, ADR	Software & Services	3.35%
MasterCard, Inc., Class A	Software & Services	2.99%
UnitedHealth Group Inc.	Health Care Equipment & Services	2.68%
Loews Corp.	Multi-line Insurance	2.67%
Colgate-Palmolive Co.	Household & Personal Products	2.59%
Experian PLC	Commercial & Professional Services	2.56%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	2.50%
Oracle Corp.	Software & Services	2.46%

4

DAVIS RESEARCH FUND	Fund Overview – (Continued)
July 31, 2014

New Positions Added (08/01/13-07/31/14)
(Highlighted positions are those greater than 1.50% of the Fund's 07/31/14 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 07/31/14 Net Assets
Amazon.com, Inc.	Retailing	07/29/14	1.00%
AutoZone, Inc.	Retailing	08/01/13	0.82%
Boardwalk Pipeline Partners, L.P.	Energy	02/11/14	0.90%
Canadian Natural Resources Ltd.	Energy	02/07/14	0.80%
DISH Network Corp., Class A	Media	08/01/13	–
Express Scripts Holding Co.	Health Care Equipment & Services	05/07/14	1.32%
Halliburton Co.	Energy	01/08/14	1.27%
Lafarge S.A.	Materials	08/26/13	1.42%
Lowe's Cos, Inc.	Retailing	08/01/13	1.53%
NIKE, Inc., Class B	Consumer Durables & Apparel	08/01/13	1.40%
Quest Diagnostics Inc.	Health Care Equipment & Services	01/30/14	1.39%
Salesforce.com, Inc.	Software & Services	08/02/13	1.40%
Sysco Corp.	Food & Staples Retailing	01/09/14	0.83%
TJX Cos, Inc.	Retailing	08/01/13	1.17%
Twenty-First Century Fox, Inc., Class B	Media	04/21/14	2.12%
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	09/30/13	1.46%
Visa Inc., Class A	Diversified Financial Services	04/21/14	1.29%

Positions Closed (08/01/13-07/31/14)
(Gains greater than $150,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Altera Corp.	Semiconductors & Semiconductor
	Equipment	07/22/14	$15,748
Baxter International Inc.	Health Care Equipment & Services	01/21/14	107,105
Becton, Dickinson and Co.	Health Care Equipment & Services	05/07/14	222,139
Brookfield Property Partners L.P.	Real Estate	07/23/14	(472)
Cemex Finance LLC, Sr. Bond,
9.50%, 12/14/16	Materials	10/08/13	22,969
C.H. Robinson Worldwide, Inc.	Transportation	09/30/13	33,555
CME Group Inc.	Diversified Financial Services	12/19/13	63,036
DISH Network Corp., Class A	Media	05/20/14	155,897
Level 3 Communications, Inc.	Telecommunication Services	01/02/14	180,688
Lockheed Martin Corp.	Capital Goods	01/30/14	223,539
Philip Morris International Inc.	Food, Beverage & Tobacco	04/21/14	49,208
Schlumberger Ltd.	Energy	02/07/14	168,245
Spectra Energy Corp.	Energy	02/11/14	127,550
Toronto-Dominion Bank	Banks	07/10/14	87,064

5

DAVIS RESEARCH FUND	Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended July 31, 2014.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would have been higher, and your ending account value would have been lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end sales charges (loads). Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/14)	(07/31/14)	(02/01/14-07/31/14)

Class A
Actual	$1,000.00	$1,082.45	$3.56
Hypothetical	$1,000.00	$1,021.37	$3.46

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to the Class's annualized operating expense ratio (0.69%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

6

DAVIS RESEARCH FUND	Schedule of Investments
July 31, 2014

	Shares/Units	Value (Note 1)
COMMON STOCK – (95.25%)
CONSUMER DISCRETIONARY – (16.19%)
Consumer Durables & Apparel – (1.40%)
NIKE, Inc., Class B	8,380	$646,349
Consumer Services – (3.67%)
Las Vegas Sands Corp.	22,910	1,691,903
Media – (5.55%)
Liberty Global PLC, Series C *	39,550	1,581,407
Twenty-First Century Fox, Inc., Class B	30,860	977,182
		2,558,589
Retailing – (5.57%)
Amazon.com, Inc. *	1,470	460,103
AutoZone, Inc. *	730	377,432
Lowe's Cos, Inc.	14,750	705,787
Tiffany & Co.	5,000	488,050
TJX Cos, Inc.	10,130	539,828
		2,571,200
	TOTAL CONSUMER DISCRETIONARY	7,468,041
CONSUMER STAPLES – (7.18%)
Food & Staples Retailing – (2.14%)
CVS Caremark Corp.	7,930	605,535
Sysco Corp.	10,700	381,883
		987,418
Food, Beverage & Tobacco – (2.45%)
Nestle S.A. (Switzerland)	4,765	352,801
Unilever N.V., NY Shares (Netherlands)	18,955	779,619
		1,132,420
Household & Personal Products – (2.59%)
Colgate-Palmolive Co.	18,810	1,192,554
	TOTAL CONSUMER STAPLES	3,312,392
ENERGY – (3.51%)
Boardwalk Pipeline Partners, L.P.	22,090	414,408
Canadian Natural Resources Ltd. (Canada)	8,480	369,728
Halliburton Co.	8,460	583,655
Transocean Ltd. (Switzerland)	6,255	252,327
	TOTAL ENERGY	1,620,118
FINANCIALS – (18.59%)
Banks – (3.72%)
JPMorgan Chase & Co.	13,080	754,324
U.S. Bancorp	22,870	961,226
		1,715,550
Diversified Financials – (7.59%)
Capital Markets – (4.21%)
Bank of New York Mellon Corp.	22,490	878,010
Brookfield Asset Management Inc., Class A (Canada)	8,000	357,200
Franklin Resources, Inc.	7,000	379,050
Goldman Sachs Group, Inc.	1,890	326,724
		1,940,984

7

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (3.38%)
Berkshire Hathaway Inc., Class A *	4	$752,496
Berkshire Hathaway Inc., Class B *	1,700	213,231
Visa Inc., Class A	2,815	593,993
		1,559,720
		3,500,704
Insurance – (7.28%)
Multi-line Insurance – (3.69%)
Fairfax Financial Holdings Ltd. (Canada)	1,000	469,650
Loews Corp.	29,200	1,230,196
		1,699,846
Property & Casualty Insurance – (1.73%)
ACE Ltd.	4,000	400,400
Progressive Corp.	7,350	172,284
W. R. Berkley Corp.	5,080	226,619
		799,303
Reinsurance – (1.86%)
Everest Re Group, Ltd.	5,500	857,505
		3,356,654
	TOTAL FINANCIALS	8,572,908
HEALTH CARE – (10.83%)
Health Care Equipment & Services – (8.40%)
Diagnosticos da America S.A. (Brazil)	47,510	310,346
Express Scripts Holding Co. *	8,745	609,133
Laboratory Corp. of America Holdings *	6,305	653,765
Quest Diagnostics Inc.	10,480	640,328
UnitedHealth Group Inc.	15,270	1,237,634
WellPoint, Inc.	3,850	422,769
		3,873,975
Pharmaceuticals, Biotechnology & Life Sciences – (2.43%)
Agilent Technologies, Inc.	8,000	448,720
Valeant Pharmaceuticals International, Inc. (Canada)*	5,735	673,231
		1,121,951
	TOTAL HEALTH CARE	4,995,926
INDUSTRIALS – (8.94%)
Capital Goods – (4.43%)
Brenntag AG (Germany)	3,635	583,597
Schindler Holding AG - Participation Certificate (Switzerland)	515	76,966
Schneider Electric SE (France)	7,855	665,762
Textron Inc.	19,660	715,034
		2,041,359
Commercial & Professional Services – (4.51%)
Experian PLC (United Kingdom)	68,905	1,179,014
Republic Services, Inc.	23,720	899,700
		2,078,714
	TOTAL INDUSTRIALS	4,120,073

8

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2014

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (22.51%)
Semiconductors & Semiconductor Equipment – (6.10%)
Applied Materials, Inc.	38,380	$804,637
First Solar, Inc. *	4,030	254,313
Intel Corp.	17,640	597,908
Texas Instruments Inc.	24,940	1,153,599
		2,810,457
Software & Services – (14.12%)
International Business Machines Corp.	4,695	899,891
MasterCard, Inc., Class A	18,570	1,376,965
Microsoft Corp.	21,070	909,592
Oracle Corp.	28,140	1,136,575
Salesforce.com, Inc. *	11,900	645,575
SAP SE, ADR (Germany)	19,670	1,543,898
		6,512,496
Technology Hardware & Equipment – (2.29%)
Apple Inc.	3,290	314,458
Hewlett-Packard Co.	20,830	741,757
		1,056,215
	TOTAL INFORMATION TECHNOLOGY	10,379,168
MATERIALS – (7.50%)
Air Products and Chemicals, Inc.	5,115	674,924
Cemex S.A.B. de C.V., ADR (Mexico)*	22,635	284,295
Ecolab Inc.	3,975	431,407
Lafarge S.A. (France)	8,400	653,803
Praxair, Inc.	3,705	474,759
Sherwin-Williams Co.	4,560	940,409
	TOTAL MATERIALS	3,459,597
TOTAL COMMON STOCK – (Identified cost $33,770,040)		43,928,223
SHORT-TERM INVESTMENTS – (4.74%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.09%, 08/01/14, dated 07/31/14, repurchase value of $858,002 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-4.375%, 08/07/14-01/14/16, total market value $875,160)	$858,000	858,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.10%, 08/01/14, dated 07/31/14, repurchase value of $885,002 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-7.00%, 06/15/23-07/15/44, total market value $902,700)	885,000	885,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.12%, 08/01/14, dated 07/31/14, repurchase value of $443,001 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.256%-4.50%, 06/01/24-07/01/44, total market value $451,860)	443,000	443,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $2,186,000)		2,186,000

9

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2014

	Total Investments – (99.99%) – (Identified cost $35,956,040) – (a)	$46,114,223
	Other Assets Less Liabilities – (0.01%)	5,519
	Net Assets – (100.00%)	$46,119,742

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Aggregate cost for federal income tax purposes is $35,959,920. At July 31, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$10,331,539
	Unrealized depreciation	(177,236)
	Net unrealized appreciation	$10,154,303

See Notes to Financial Statements

10

DAVIS RESEARCH FUND	Statement of Assets and Liabilities
At July 31, 2014

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$46,114,223
Cash	3,515
Receivables:
Dividends and interest	55,915
Investment securities sold	469,070
Prepaid expenses	112
Total assets	46,642,835
LIABILITIES:
Payables:
Investment securities purchased	472,610
Accrued investment advisory fee	22,721
Other accrued expenses	27,762
Total liabilities	523,093
NET ASSETS	$46,119,742
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$131,097
Additional paid-in capital	41,328,354
Undistributed net investment income	258,943
Accumulated net realized losses from investments	(5,756,924)
Net unrealized appreciation on investments and foreign currency transactions	10,158,272
Net Assets	$46,119,742

CLASS A SHARES:
Net assets	$46,119,742
Shares outstanding	2,621,938
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$17.59
Maximum offering price per share (100/95.25 of $17.59)†	$18.47

*Including:
Cost of Investments	$35,956,040

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

11

DAVIS RESEARCH FUND	Statement of Operations
For the year ended July 31, 2014

INVESTMENT INCOME:
Income:
Dividends*		$721,204
Interest		4,208
Total income		725,412

Expenses:
Investment advisory fees (Note 3)	$240,468
Custodian fees	24,318
Transfer agent fees	1,002
Audit fees	19,320
Legal fees	120
Accounting fees (Note 3)	2,004
Reports to shareholders	672
Directors' fees and expenses	4,065
Registration and filing fees	5,600
Miscellaneous	9,051
Total expenses		306,620
Net investment income		418,792

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		3,149,421
Foreign currency transactions		(202)
Net realized gain		3,149,219
Net increase in unrealized appreciation		2,678,102
Net realized and unrealized gain on investments and foreign currency transactions		5,827,321
Net increase in net assets resulting from operations		$6,246,113

*Net of foreign taxes withheld as follows		$26,499

See Notes to Financial Statements

12

DAVIS RESEARCH FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2014	2013

OPERATIONS:
Net investment income	$418,792	$572,151
Net realized gain from investments and foreign currency transactions	3,149,219	4,569,310
Net increase in unrealized appreciation on investments and foreign currency transactions	2,678,102	3,187,814
Net increase in net assets resulting from operations	6,246,113	8,329,275

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(441,607)	(570,462)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions (Note 4)	401,385	519,615
Total increase in net assets	6,205,891	8,278,428

NET ASSETS:
Beginning of year	39,913,851	31,635,423
End of year*	$46,119,742	$39,913,851

*Including undistributed net investment income of	$258,943	$282,231

See Notes to Financial Statements

13

DAVIS RESEARCH FUND	Notes to Financial Statements
July 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. Prior to January 19, 2011, the Fund offered shares in three classes, Class A, Class B, and Class C. The Fund ceased operations of Class B and Class C shares on January 19, 2011. Class A shares are sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Fund's investment adviser, identifies as a significant event occurring before the Fund's assets are valued, but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund's Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Fund's Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund's valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

14

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following is a summary of the inputs used as of July 31, 2014 in valuing the Fund's investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Equity securities:
Consumer Discretionary	$7,468,041	$–	$–	$7,468,041
Consumer Staples	2,959,591	352,801	–	3,312,392
Energy	1,620,118	–	–	1,620,118
Financials	8,572,908	–	–	8,572,908
Health Care	4,995,926	–	–	4,995,926
Industrials	1,614,734	2,505,339	–	4,120,073
Information Technology	10,379,168	–	–	10,379,168
Materials	2,805,794	653,803	–	3,459,597
Short-term securities	–	2,186,000	–	2,186,000
Total Investments	$40,416,280	$5,697,943	$–	$46,114,223

Level 1 to Level 2 Transfers**:
Consumer Staples	$352,801
Industrials	2,505,339
Total	$2,858,140

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

**Application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended July 31, 2014.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

15

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of July 31, 2014, no provision for income tax is required in the Fund's financial statements related to these tax positions. The Fund's federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

At July 31, 2014, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards
Expiring
07/31/2018	$5,336,000
07/31/2019	417,000
Total	$5,753,000

Utilized
During the year ended July 31, 2014	$3,150,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2014, amounts have been reclassified to reflect a decrease in undistributed net investment income and a corresponding decrease in accumulated net realized losses from investments and foreign currency transactions of $473. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2014 and 2013 was as follows:

	2014	2013
Ordinary income	$441,607	$570,462

As of July 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$259,489
Accumulated net realized losses from investments and
foreign currency transactions	(5,753,045)
Net unrealized appreciation on investments	10,154,392
Total	$4,660,836

16

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2014 were $13,166,857 and $11,434,386, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The fixed annual rate is 0.55% of the average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2014 amounted to $213. State Street Bank and Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2014 amounted to $2,004.

Distribution Plan Fee - The Fund has adopted a Distribution Plan ("12b-1 Plan") for Class A shares. Under the 12b-1 Plan, the Fund reimburses Davis Distributors, LLC ("Distributor"), the Fund's Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended July 31, 2014.

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

The Distributor received no commissions earned on sales of Class A shares of the Fund for the year ended July 31, 2014.

17

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2014

NOTE 4 - CAPITAL STOCK

At July 31, 2014, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 500 million shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

	Year ended July 31, 2014
	Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares: Class A	186	26,721	(2,474)	24,433
Value: Class A	$2,982	$440,621	$(42,218)	$401,385

	Year ended July 31, 2013
	Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares: Class A	609	43,217	(4,231)	39,595
Value: Class A	$8,230	$569,168	$(57,783)	$519,615

NOTE 5 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Fund had no borrowings during the year ended July 31, 2014.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In early 2015, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2014. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2014 with their 2014 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2014, $441,607 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $441,607 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2014, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $441,607 or 100% as qualified dividend income.

18

DAVIS RESEARCH FUND	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class A
	Year ended July 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.37	$12.37	$12.12	$10.55	$9.65

Income from Investment Operations:
Net Investment Income	0.16	0.22	0.17	0.13	0.04
Net Realized and Unrealized Gains	2.23	3.00	0.18	1.57	0.89
Total from Investment Operations	2.39	3.22	0.35	1.70	0.93
Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.22)	(0.10)	(0.13)	(0.03)
Total Dividends and Distributions	(0.17)	(0.22)	(0.10)	(0.13)	(0.03)
Net Asset Value, End of Period	$17.59	$15.37	$12.37	$12.12	$10.55
Total Return[a]	15.62%	26.36%	2.95%	16.16%	9.58%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$46,120	$39,914	$31,635	$30,781	$26,678
Ratio of Expenses to Average Net Assets:
Gross	0.70%	0.71%	0.78%	0.82%	0.87%
Net[b]	0.70%	0.71%	0.78%	0.82%	0.87%
Ratio of Net Investment Income to Average Net Assets	0.96%	1.61%	1.43%	1.09%	0.35%
Portfolio Turnover Rate[c]	27%	45%	28%	30%	55%

[a]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[b]	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

[c]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

19

DAVIS RESEARCH FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Research Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 19, 2014

20

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review. The Independent Directors were provided with responsive background material (including recent investment performance data), and their counsel provided guidance prior to a separate contract review meeting held in March 2014 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis Research Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors' recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors (and its affiliates) and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds' shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors are also important in assessing whether Davis Funds' shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data may be informative, the judgment of the Independent Directors must take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy.

21

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors recognized Davis Advisors' (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over the long-term; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.
The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the fixed management fee for the Fund, profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund's net assets increase, and whether the fixed fee schedule reflected those potential economies of scale. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense.

The Independent Directors noted that Class A shares of the Fund have been registered with the Securities and Exchange Commission and, as of the date of their review, in selected states where eligible investors are residents. Shares of the Fund are not available for general public sale in any other state or jurisdiction; only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Independent Directors also noted that Davis Selected Advisers, L.P. was the beneficial owner of 98% of all outstanding shares as of the year end 2013.

The Independent Directors noted that the Fund's Class A shares under-performed its benchmark, the Standard & Poor's 500® Index, over the one-, three-, five-, and ten-year time periods ended February 28, 2014. Lipper (an independent service provider) presented a report to the Independent Directors which compared the Fund to all retail and institutional large-cap core funds (the "Performance Universe") as well as the relevant Lipper Index for periods ended December 31, 2013. The report indicated that the Fund under-performed the Lipper Performance Universe over the three- and four-year time periods and out-performed over the one-, two-, five-, and ten-year time periods. The report also showed that the Fund under-performed the relevant Lipper index over the two-, three-, and four-year time periods, out-performed over the five- and ten-year time periods, and performed in-line during the one-year time period. The Fund out-performed the Standard & Poor's 500® Index in 3 of the 8 rolling five-year time frames and the performance universe in 4 of the 8 rolling five-year time frames ended December 31 for each year from 2006 through 2013. The Fund out-performed the Standard & Poor's 500® Index in 1 of the 3 rolling ten-year time frames and the performance universe in all 3 of the rolling ten-year time frames ended December 31 for each year from 2011 through 2013.

The Independent Directors considered the management fee and total expense ratio for the Fund. The management fee and total expense ratio were reasonable and below the median of its peer group as determined by Lipper.

22

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis Research Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis Research Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

23

DAVIS RESEARCH FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

24

DAVIS RESEARCH FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago (public transportation system).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corp. (diversified financial holding company).	13	Director, Graham Holdings Company (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	Director, exp Global Inc. (engineering).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine
Manufacturing Company (heat
transfer technology); Director,
Chicago Bridge & Iron
Company, N.V. (industrial
construction and engineering);
Director, Fifth Third Bancorp (diversified financial services).

25

DAVIS RESEARCH FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	15	Director, Selected Funds (consisting of two portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	15	Director, Selected Funds (consisting of two portfolios) since 1998; Director, Graham Holdings Company (publishing company).

*Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

26

DAVIS RESEARCH FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-279-0279.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2014 and July 31, 2013 were $118,320 and $115,440, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends July 31, 2014 and July 31, 2013 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends July 31, 2014 and July 31, 2013 were $16,335 and $17,680, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2014 and July 31, 2013 were $8,486 and $4,186, respectively.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X.

(f)   Not applicable

(g)
The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2014 and July 31, 2013.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)  The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)  Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By            /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  September 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By            /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  September 19, 2014

By            /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  September 19, 2014